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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------


                                    FORM 8-K


                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)

                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 30, 1998
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                          New Horizons Worldwide, Inc.
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             (Exact name of registrant as specified in its charter)


   Delaware                         0-17840                   22-2941704
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(State or other                   (Commission              (I.R.S. Employer
jurisdiction of                   File Number)             Identification No.)
incorporation)


       500 Campus Drive, Morganville, New Jersey                   07751
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       (Address of principal executive offices)                  (Zip Code)

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          (Former Name or Former Address, if Changed Since Last Report)


Registrant's telephone number, including area code:    (732) 536-8501
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Item 2.           ACQUISITION OR DISPOSITION OF ASSETS.

                           A.       MEMPHIS ACQUISITION

                  On April 30, 1998, New Horizons Worldwide, Inc. (the "Company"), through its indirect wholly-owned subsidiary, New Horizons Computer Learning Center of Memphis, Inc. ("NHCLC-Memphis"), a Delaware corporation, acquired from New Horizons Computer Learning Center of Memphis, Inc., a Tennessee corporation ("Memphis Seller"), substantially all of the assets (consisting primarily of cash, equipment, certain intellectual property and contract rights, accounts receivable, and inventory) (the "Memphis Assets") used in connection with Memphis Seller's computer training business (the "Memphis Business"). The acquisition was accomplished pursuant to an Asset Purchase Agreement dated April 30, 1998, among Memphis Seller, David Weinstein, Stanley Graber, Joel W. Brown, Robert J. Hussey, III, NHCLC-Memphis, and the Company (the "Memphis Agreement"). A copy of the Memphis Agreement is filed as Exhibit
2.1 hereto.

                  As consideration for this acquisition, NHCLC-Memphis and the Company delivered to Memphis Seller at Closing (as defined in the Memphis Agreement) $3,774,000 and 104,895 shares of common stock, $.01 par value, of the Company. Additionally, $200,000 was deposited in an escrow with National Bank of Commerce to be paid to Memphis Seller following the Balance Sheet Adjustment (as defined in the Memphis Agreement). The purchase price and other terms of the Memphis Agreement were determined through arms-length negotiations. Prior to Closing, Memphis Seller was a franchisee of New Horizons Computer Learning Centers, Inc. ("NHCLC"), a wholly-owned subsidiary of New Horizons Education Corporation ("NHEC"), which, in turn, is a wholly-owned subsidiary of the Company. The franchise agreement between Memphis Seller and NHCLC was terminated at Closing. Except for (i) employment agreements entered into as of the Closing with certain employees of Memphis Seller who are also shareholders thereof, and (ii) the franchise agreements between NHCLC and corporations owned by the shareholders of Memphis Seller pursuant to which such corporations operate computer training centers in Columbus, Ohio and Indianapolis, Indiana, there are no material relationships between the Company and Memphis Seller or any of their respective affiliates, directors or officers.

                  The Company paid the cash portion of the purchase price with funds on hand obtained from its normal business operations.

                  The Memphis Business provides computer training services to individuals and businesses in and around the Memphis, Tennessee area. The Company intends to cause NHCLC-Memphis to utilize the Memphis Assets in order to operate the Memphis Business substantially as operated prior to its acquisition.



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                           B.       NASHVILLE ACQUISITION

                  On April 30, 1998, the Company, through its wholly-owned subsidiary NHEC, acquired from New Horizons Computer Learning Center of Nashville, Inc., a Tennessee corporation ("Nashville Seller"), substantially all of the assets (consisting primarily of cash, equipment, certain intellectual property and contract rights, accounts receivable, and inventory) (the "Nashville Assets") used in connection with Nashville Seller's computer training business (the "Nashville Business"). The acquisition was accomplished pursuant to an Asset Purchase Agreement and Plan of Reorganization dated April 30, 1998, among Nashville Seller, David Weinstein, Stanley Graber, Joel W. Brown, Robert
J. Hussey, III, NHEC and the Company (the "Nashville Agreement"). A copy of the Nashville Agreement is filed as Exhibit 2.2 hereto.

                  As consideration for this acquisition, NHEC and the Company delivered to Nashville Seller at Closing (as defined in the Nashville Agreement) 136,364 shares of common stock, $.01 par value, of the Company, and delivered 6,993 shares of common stock, $.01 par value, of the Company to National Bank of Commerce as escrow agent, to be paid to Nashville Seller following the Balance Sheet Adjustment (as defined in the Nashville Agreement). The purchase price and other terms of the Nashville Agreement were determined through arms-length negotiations. Prior to Closing, Nashville Seller was a franchisee of NHCLC. The franchise agreement between Nashville Seller and NHCLC was terminated at Closing. Except for (i) employment agreements entered into as of the Closing with certain employees of Memphis Seller who are also shareholders thereof, and
(ii) the franchise agreements between NHCLC and corporations owned by the shareholders of Nashville Seller pursuant to which such corporations operate computer training centers in Columbus, Ohio and Indianapolis, Indiana, there are no material relationships between the Company and Nashville Seller or any of their respective affiliates, directors or officers.

                  The Nashville Business provides computer training services to individuals and businesses in and around the Nashville, Tennessee area. The Company intends to cause NHEC to transfer the Nashville Assets to a wholly-owned subsidiary, New Horizons Computer Learning Center of Nashville, Inc., a Delaware corporation ("NHCLC-Nashville"). NHCLC-Nashville will utilize the Nashville Assets to operate the Nashville Business substantially as operated prior to its acquisition.


Item 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

                  (a) Financial Statements of Businesses Acquired. The Company has determined that the Memphis Business and the Nashville Business are not, in the aggregate, a business as to which any one of the conditions specified in the definition of "significant subsidiary" in Rule 1-02(w) of Regulation S-X exceeds 20 percent, and therefore the audited


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financial statements of the Memphis Business and the Nashville Business are not
required to be filed pursuant to Rule 3-05(b) of Regulation S-X.

                  (b) PRO FORMA FINANCIAL INFORMATION. The Company has determined that the Memphis Business and the Nashville Business are not, in the aggregate, a business as to which any one of the conditions specified in the definition of "significant subsidiary" in Rule 1-02(w) of Regulation S-X exceeds 20 percent, and therefore pro forma financial information is not required to be filed pursuant to Article 11 of Regulation S-X.

                  (c)      EXHIBITS.

                  2.1 Asset Purchase Agreement dated April 30, 1998 among Memphis Seller, David Weinstein, Stanley Graber, Joel
                           W. Brown, Robert J. Hussey, III, NHCLC-Memphis, and the Company.*

                  2.2 Asset Purchase Agreement and Plan of Reorganization dated April 30, 1998 among Nashville Seller, David Weinstein, Stanley Graber, Joel W. Brown, Robert J. Hussey, III, NHEC and the Company.**

                  10.1     Employee Agreement between NHCLC-Memphis and Robert
                           J. Hussey, III, dated April 30, 1998.

                  10.2 Employee Agreement between NHCLC-Memphis and David Weinstein, dated April 30, 1998.

                  10.3 Employee Agreement between NHEC and David Weinstein, dated April 30, 1998.

                  10.4 Employee Agreement between NHEC and Robert J. Hussey, III, dated April 30, 1998.

                  * The Registrant agrees by this filing to supplementally furnish a copy of the Exhibits and Schedules to this Asset Purchase Agreement to the Commission upon request.

                  ** The Registrant agrees by this filing to supplementally furnish a copy of the Exhibits and Schedules to this Asset Purchase Agreement and Plan of Reorganization to the Commission upon request.


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                                    SIGNATURE
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                  Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        NEW HORIZONS WORLDWIDE, INC.



Date:  May __,1998                     By:  /s/ Scott R. Wilson
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                                            Scott R. Wilson
                                            Assistant Secretary


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                                  EXHIBIT INDEX
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       Exhibit    Description of Exhibit
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         2.1      Asset Purchase Agreement dated April 30, 1998 among Memphis
                  Seller, David Weinstein, Stanley Graber, Joel W. Brown, Robert
                  J. Hussey, III, NHCLC-Memphis, and the Company.*

         2.2 Asset Purchase Agreement and Plan of Reorganization dated April 30, 1998 among Nashville Seller, David Weinstein, Stanley Graber, Joel W. Brown, Robert J. Hussey, III, NHEC and the Company.**

         10.1 Employee Agreement between NHCLC-Memphis and Robert J. Hussey, III, dated April 30, 1998.

         10.2 Employee Agreement between NHCLC-Memphis and David Weinstein, dated April 30, 1998.

         10.4 Employee Agreement between NHEC and David Weinstein, dated April 30, 1998.

         10.5 Employee Agreement between NHEC and Robert J. Hussey, III, dated April 30, 1998.

         * The Registrant agrees by this filing to supplementally furnish a copy of the Exhibits and Schedules to this Asset Purchase Agreement to the Commission upon request.

         ** The Registrant agrees by this filing to supplementally furnish a copy of the Exhibits and Schedules to this Asset Purchase Agreement and Plan of Reorganization to the Commission upon request.


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